LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated January 29, 2018

to the Prospectus Dated May 1, 2017

This Supplement describes an important change that is being made to one of the investment options available under your Contract.  Please read this Supplement carefully and retain it with your Prospectus for future reference.

With respect to the BlackRock iShares® Dynamic Fixed Income V.I. Fund Class III and BlackRock iShares® Equity Appreciation V.I. Fund Class III (the “Fund”), this supplement will alter the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

On November 15, 2017, the Board of Directors of BlackRock Variable Series Funds, Inc.  approved the liquidation of each of BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund, each a series of the Company.

Effective January 23, 2018, Midland National closed the BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund to all investors, including: (i) all new allocations of premiums from new contract owners into the Fund, and (ii) incoming transfers of account value from current contract owners investing in the BlackRock iShares® Dynamic Fixed Income V.I. Fund and BlackRock iShares® Equity Appreciation V.I. Fund.

Under Separate Account Investment Options, the following Funds will be closed to all investors as of January 23, 2018 and the Fund will be liquidated on or about March 29, 2018.

•         BlackRock iShares® Dynamic Fixed Income V.I. Fund Class III

•         BlackRock iShares® Equity Appreciation V.I. Fund Class III

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following Fund will be closed to all investors as of January 23, 2018 and the Fund will be liquidated on or about March 29, 2018.

BlackRock iShares® Dynamic Fixed Income V.I. Fund Class III	Seeks to provide total return.	BlackRock Advisors, LLC
BlackRock iShares® Equity Appreciation V.I. Fund Class III	Seeks to provide growth of capital.	BlackRock Advisors, LLC

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas 66675-8547.

Please retain this supplement for future reference.